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                                                                      Exhibit 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-59585 and 33-62993) of our report dated November 15, 1999 appearing on page F-2 of BFX Hospitality Group, Inc's Form 10-K for the year ended September 30, 1999. We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP

Fort Worth, Texas
December 21, 1999